AMENDMENT NO. 2 TO CREDIT AGREEMENT
AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”), dated as of November 15, 2017, among NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., a Delaware limited liability company (the “Borrower”), NOBILIS HEALTH CORP., a British Columbia corporation (the “Parent”), NORTHSTAR HEALTHCARE HOLDINGS, INC., a Delaware corporation (“Holdings”), the other Loan Parties (as defined in the Credit Agreement (defined below)) party hereto, COMPASS BANK (in its individual capacity, “Compass Bank”) in its capacity as Swingline Lender, LC Issuing Lender and administrative agent (the “Administrative Agent”) and the Lenders (defined below) party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, the Parent, Holdings, the other Loan Parties party thereto, the lenders party thereto prior to giving effect to this Agreement (the “Existing Lenders”, and the lenders after giving effect to this Agreement, the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of October 28, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement after giving effect to this Agreement, the “Credit Agreement”).
WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement, as more particularly set forth below, and the Lenders party to this Agreement are willing to effect such amendments, as provided in, and on the terms and conditions contained in, this Agreement.
WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrower has also requested the provision of a new tranche of term loan as an Incremental Term Loan (as defined in the Credit Agreement) in an aggregate principal amount not to exceed $50,000,000 from one or more banks, financial institutions and institutional lenders reasonably satisfactory to the Administrative Agent and the Borrower (which may include existing Lenders) (collectively, the “Incremental Lenders” and together with the Existing Lenders, the “Lenders”), and the Incremental Lenders are willing to effect such Incremental Term Loan on the terms and conditions contained in, this Agreement.
WHERAS, the proceeds of the Incremental Term Loan, along with cash on hand and a note payable by the Borrower or a Subsidiary of the Borrower to the sellers thereof, shall be used for purposes of financing the acquisition (the “Elite Acquisition”) by the Borrower or a Subsidiary of the Borrower of (i) Elite Center for Minimally Invasive Surgery LLC, (ii) Houston Metro Ortho and Spine Surgery Center LLC, (iii) Elite Sinus Spine and Ortho LLC and (iv) Elite Hospital Management LLC (collectively the entities in (i) through (iv), the “Target”) and paying fees and expenses in connection with the Transactions (as defined below) (the Incremental Term Loan, the Elite Acquisition and the amendments described in the preceding recitals and all related transactions are referred to collectively as the “Transactions”).
WHEREAS, subject to the terms and conditions of this Agreement, the Administrative Agent and the Lenders party hereto are willing to consent to the requested amendments to the Existing Credit Agreement, the Incremental Term Loan and the use of the proceeds of the Incremental Term Loan for the Elite Acquisition, all as provided in, and on the terms and conditions contained in, this Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.    Amendments to Existing Credit Agreement. Effective as of the Second Amendment Effective Date (as defined in Section 4 below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Existing Credit Agreement is hereby amended as follows:
(a)The Existing Credit Agreement (other than the Annexes and Exhibits thereto) is hereby amended to reflect the changes set forth in Exhibit A.
(b)    Annex A to the Existing Credit Agreement is hereby amended by replacing such annex with the revised Annex A attached as Exhibit B hereto.
(c)    Annex C to the Existing Credit Agreement is hereby amended by replacing such annex with the revised Annex C attached as Exhibit C hereto.
(d)    Annex D to the Existing Credit Agreement is hereby amended by replacing such annex with the revised Annex D attached as Exhibit D hereto.
(e)    Each of Schedules 5.3, 5.8, 5.11(d), 5.12(a), 5.12(b), 5.12(c), 5.20, 5.23 and 5.28 of the Disclosure Schedules is hereby amended by replacing such Schedule with the revised version of each such Schedule separately delivered to the Administrative Agent and the Lenders on the Second Amendment Effective Date.
(f)    LegacyTexas Bank (“LegacyTexas”) shall resign in its capacity as LC Issuing Lender and shall, as provided in the amended Credit Agreement, cease to be an LC Issuing Lender; provided that it shall continue to be an LC Issuing Lender solely with respect to the single Letter of Credit issued by it and outstanding as of the date hereof, for so long as such Letter of Credit remains outstanding (and such Letter of Credit shall continue to constitute a Letter of Credit during such time).
The parties hereto agree and understand that the amendments to the Existing Credit Agreement provided by this Section 1 shall be deemed effective on the Second Amendment Effective Date, immediately after the effectiveness of the Incremental Term Loan provided in, and made effective by, Section 2 of this Agreement below (such that the consenting Lenders to the foregoing amendments shall include the Lenders, and their respective Loans and Commitments, as set forth on the amended Annex A to the Credit Agreement attached as Exhibit B hereto).

SECTION 2.    Incremental Term Loan.
(a)    Upon the Second Amendment Effective Date (i) the Incremental Term Loan shall be provided by the Incremental Lenders in an aggregate principal amount equal to $50,000,000 (with allocations of commitments to the Incremental Term Loan to be determined by the Administrative Agent in consultation with the Borrower), (ii) the gross proceeds of the Incremental Term Loan will be utilized to pay a portion of the consideration for the Elite Acquisition and otherwise in a manner consistent with the Credit Agreement and (iii) the Revolving Credit Commitment, the Term A Loans and the Term B Loans (each as defined in the Credit Agreement as amended hereby) of each Lender shall be the amount set forth opposite such Lender’s name on the revised Annex A to the Credit Agreement attached as Exhibit B hereto. The Incremental Term Loan provided hereunder shall be the “Term B Loan” and the “Term B Loan Facility” set forth in the Credit Agreement, as amended by this Agreement.
(b)    Notwithstanding anything to the contrary in the Existing Credit Agreement, the Credit Agreement or any other Loan Document, each Lender agrees that (i) the Incremental Term Loan provided by this Agreement shall each be effective upon the Second Amendment Effective Date immediately prior to the effectiveness of the amendments set forth in Section 1 above, (ii) the conditions to effectiveness of the Incremental Term Loan and the amendments set forth in Section 1 above are limited to the conditions to the effectiveness of this Agreement on the Second Amendment Effective Date as set forth below and (iii) the Incremental Term Loan as provided herein shall constitute an incurrence of Incremental Commitments and Incremental Loans under Section 2.16 of the Existing Credit Agreement or the Credit Agreement (and shall constitute a use of the $50,000,000 basket for Incremental Commitments set forth in proviso (i) to Section 2.16(a) of the Existing Credit Agreement or the Credit Agreement).
SECTION 3.    Acknowledgement and Confirmation. Each of the Loan Parties party hereto hereby agrees that with respect to each Loan Document to which it is a party, after giving effect to this Agreement and the transactions contemplated hereunder (including, without limitation, the Incremental Term Loan):
(a)    all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall, except as expressly set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis; and
(b)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in the Loan Documents of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as Collateral for the Obligations, to the extent provided in such Loan Documents.
SECTION 4.    Conditions of Effectiveness of this Agreement. This Agreement (including the Incremental Term Loan, the Credit Agreement and the revised Annex A, Annex C and Annex D to the Credit Agreement) shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Second Amendment Effective Date”):
(a)    Counterparts of this Agreement. The Administrative Agent’s receipt, which shall be originals or electronic copies (including “.pdf” or similar format and, to the extent required by the Administrative Agent followed promptly by originals) unless otherwise specified or otherwise not applicable, of this Agreement, duly executed by (i) a Senior Officer of each of Holdings, the Parent, the Borrower, and each other Loan Party existing as of the Second Amendment Effective Date, (ii) the Administrative Agent, (iii) each Incremental Lender, and (iv) the Lenders constituting Required Lenders.
(b)    Notes. To the extent requested by the applicable Lender not later than two Business Days prior to the Second Amendment Effective Date, the Administrative Agent shall have received Term Loan Notes, if any, executed by the Borrower in favor of each Incremental Lender requesting such Term Loan Notes; provided that any failure to request any such Note in connection with the Second Amendment Effective Date shall not limit the ability of any Lender to request a Note from time to time pursuant to the Credit Agreement.
(c)    Loan Notice and Funds Flow.
(i)    Loan Notice. The Administrative Agent shall have received a Loan Notice with respect to the Term B Loan Borrowing of the Incremental Term Loan and with respect to any Revolving Credit Borrowing to occur on the Second Amendment Effective Date, executed by a Senior Officer of the Borrower and delivered in accordance with the requirements of Section 4.2 of the Credit Agreement.

(ii)    Letters of Credit. If applicable, (x) the applicable LC Issuing Lender shall have received an LC Application and any other required documents in accordance with the requirements of the Credit Agreement for the issuance of any Letter of Credit to be issued on the Second Amendment Effective Date and (y) any Letter of Credit issued by LegacyTexas shall have been terminated, replaced, backstopped and/or cash collateralized in a manner reasonably satisfactory to the Borrower, the Administrative Agent, the LC Issuing Lender and LegacyTexas.
(iii)    Funds Flow. The Administrative Agent shall have received a funds flow statement with respect to the Transactions to occur on the Second Amendment Effective Date, executed by a Senior Officer of the Borrower.
(d)    Senior Officer’s Certificates. Receipt by the Administrative Agent from each Loan Party existing as of the Second Amendment Effective Date of copies of one or more certificates, each in form and substance reasonably satisfactory to the Administrative Agent and together with all attachments identified below, executed by a Senior Officer of each such Loan Party, certifying in his/her capacity as such, that as of the Second Amendment Effective Date:
(i)    Resolutions. That the attached resolutions or other written consent (approving and adopting this Agreement and the Transactions, authorizing the execution, delivery and performance of this Agreement and duly adopted by the board of directors, board of managers or other appropriate governing body of such Loan Party) is a true and correct copy thereof and in full force and effect on the Second Amendment Effective Date;
(ii)    Organization Documents. That the Organization Documents (including all amendments thereto) of such Loan Party (A) have not been modified, amended, rescinded or replaced since such Organization Documents were last delivered to the Administrative Agent on or about the Closing Date of the Existing Credit Agreement (or the date of the joinder of such Loan Party to the Existing Credit Agreement) and continue to be in full force and effect as of the Second Amendment Effective Date or (B) are attached thereto and are true and correct copies thereof, in full force and effect as of the Second Amendment Effective Date and, in the case of the certificate of formation or articles of incorporation or organization (as the case may be) under this clause (B), shall be certified as of a recent date by the appropriate Governmental Authority in such Loan Party’s jurisdiction of incorporation or formation;
(iii)    Good Standing Certificates. That the attached certificates of the good standing (as reasonably required by the Administrative Agent) of such Loan Party under the Laws of its jurisdiction of incorporation, organization or formation (or equivalent) are true and correct copies thereof, in full force and effect as of the Second Amendment Effective Date and certified by the appropriate Governmental Authority in such Loan Party’s jurisdiction of incorporation, organization or formation as of a recent date prior to the Second Amendment Effective Date reasonably satisfactory to the Administrative Agent; except that Hermann Drive Surgical Hospital, LP is unable to obtain a statement of Franchise Tax Account Status, obtained through the website of the Office of the Comptroller of Public Accounts of Texas showing that Hermann Drive Surgical Hospital, LP’s right to transact business in Texas is “Active”; and
(iv)    Incumbency. That each Senior Officer identified on the attached incumbency certificate is authorized to execute this Agreement and any other Loan Document, certificate and other document being delivered in connection herewith or therewith.

(e)    Borrower/Parent Certificates. Receipt by the Administrative Agent from the Borrower or Parent, as applicable of copies of one or more certificates, each in form and substance reasonably satisfactory to the Administrative Agent and together with all attachments identified below, executed by a Senior Officer of the Borrower (or, in the case of Solvency of the Parent and its Subsidiaries, the Parent), certifying in his/her capacity as such, that as of the Second Amendment Effective Date (i) no Default exists immediately prior to, or will exist immediately after, giving effect to the Transactions, (ii) after giving effect to the Transactions, there has been no event or circumstance since December 31, 2016 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect (and the Administrative Agent and the Lender shall be reasonably satisfied with such representation), (iii) on a pro forma basis for the Incremental Term Loan, the other Transactions (including the Elite Acquisition), the other anticipated use of proceeds of the Facilities on the Second Amendment Effective Date and all other transactions to occur on or prior to the Second Amendment Effective Date, the Consolidated Leverage Ratio is not greater than 3.50 to 1.00 (with supporting calculations in detail reasonably satisfactory to the Administrative Agent), (iv) after giving effect to the Incremental Term Loan, the other Transactions (including the Elite Acquisition), the other anticipated use of proceeds of the Facilities on the Second Amendment Effective Date and all other transactions to occur on or prior to the Second Amendment Effective Date, each of the Parent and its Subsidiaries on a consolidated basis, and the Borrower and its Subsidiaries, on a consolidated basis, is Solvent, (v) the board of directors or other similar governing body of the seller and/or the Targets (as applicable) approved the Elite Acquisition and (vi) after giving effect to the amendments contained in Section 1 of this Agreement and the Incremental Term Loan contained in Section 2 of this Agreement, the representations and warranties of the Loan Parties contained in Section 6 of this Agreement, Article V of the Credit Agreement, and each other Loan Document, are true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects as of such earlier date).
(f)    Revolving Credit Facility. On the Second Amendment Effective Date, after giving effect to this Agreement and the other Transactions, no more than $20,000,000 of the Revolving Credit Facility shall be utilized (including outstanding Letters of Credit).
(g)    Financial Information. The Administrative Agent and each Lender shall have received (i) two years of historical audited consolidated financial statements of Parent and its Subsidiaries, (ii) the most recent interim unaudited consolidated financial statements of Parent and its Subsidiaries prepared in accordance with GAAP (subject to year-end adjustments and footnotes) together with a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent projections for the current fiscal year and discussing the reasons for any significant variations, (iii) with respect to the Targets and their Subsidiaries, (A) historical audited annual financial statements at an entity level for each of the Target entities for fiscal years 2015 and 2016, and (B) historical audited annual financial statements at an entity level for fiscal year 2014 for each of Elite Center for Minimally Invasive Surgery LLC and Houston Metro Ortho and Spine Surgery Center LLC, (iv) the interim unaudited consolidated financial statements of the Targets and their Subsidiaries for the fiscal quarter ended June 30, 2017 and, if available, the fiscal quarter ending September 30, 2017, prepared in accordance with GAAP together with a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent projections for the current fiscal year and discussing the reasons for any significant variations and (v) such other financial information of Parent and its Subsidiaries and of the Targets and their Subsidiaries as the Administrative Agent and the Lenders may reasonably request.

(h)    Elite Acquisition.
(i)    Not less than ten Business Days prior to the Second Amendment Effective Date, the Administrative Agent and each Lender shall have received (A) copies of final or substantially final versions of each purchase agreement for the Elite Acquisition (collectively, all such agreements the “Purchase Agreement”) and all other material documents entered into (or to be entered into) in connection with the Elite Acquisition, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent and each Lender (including, without limitation, all consideration and earnouts) and (B) copies of all material contracts, all material customer lists, all material supply agreements and all other material information relating to the Elite Acquisition (including, without limitation, a quality of earnings report), in each case, reasonably requested by the Administrative Agent at least three (3) Business Days prior to the Second Amendment Effective Date, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent.
(ii)    The Administrative Agent shall have received evidence that the Elite Acquisition is being consummated substantially simultaneously with the Second Amendment Effective Date in accordance with the Purchase Agreement (including any required approvals contained therein), without any material changes thereto since the most recent version provided to the Administrative Agent and the Lenders prior to the Second Amendment Effective Date (other than any changes approved by the Administrative Agent).
(iii)    The Administrative Agent shall have received evidence that all Indebtedness of the Target has been or substantially simultaneously with the Second Amendment Effective Date is being repaid (and all commitments thereunder terminated), and all Liens, if any, securing any such Indebtedness have been or substantially simultaneously with the Second Amendment Effective Date are being released.
(i)    Opinions. Receipt by the Administrative Agent of an opinion or opinions of counsel for the Parent, Holdings and the Borrower, dated the Second Amendment Effective Date and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent (which shall include, without limitation, opinions with respect to the enforceability of this Agreement and the Credit Agreement as amended by this Agreement under New York law).
(j)    PATRIOT Act. The Borrower and each of the other Loan Parties shall have provided to the Administrative Agent and the Lenders at least three days prior to the Second Amendment Effective Date all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, that has been reasonably requested in writing not less than ten days prior to the Second Amendment Effective Date.
(k)    Fees. The Borrower shall have paid (without duplication):
(i)    on or before the Second Amendment Effective Date, to the Person to whom such fees are owing, any fees required to be paid pursuant to this Agreement or the Second Amended & Restated Engagement Letter dated as of September 21, 2017 by and among Compass Bank, the Borrower and the Parent (the “Engagement Letter”);

(ii)    on or before the Second Amendment Effective Date, to the Arranger or the Administrative Agent, for the ratable benefit of each Incremental Lender, an upfront fee (which may take the form of original issue discount upon the funding of the Term B Loans on the Second Amendment Effective Date) in an amount equal to 1.50% of the aggregate principal amount of the Term B Loans made on the Second Amendment Effective Date, which upfront fee is the same fee as (and without duplication of) the Up-Front Fees payable pursuant to (and as defined in) the Engagement Letter; and
(iii)    on or before the Second Amendment Effective Date, to the Arranger or the Administrative Agent, for the ratable benefit of each Lender that executes and delivers a signature page to this Agreement at or prior to 5:00 p.m. Eastern time on November 15, 2017, an amendment fee in an amount equal to 0.75% of the aggregate principal amount of the Loans and Commitments under the Facilities (whether or not drawn, but excluding the Term B Loans made on the Second Amendment Effective Date) as of the Second Amendment Effective Date, which amendment fee is the same fee as (and without duplication of) the Amendment Fees payable pursuant to (and as defined in) the Engagement Letter.
(l)    Expenses. The Borrower shall have paid all reasonable and documented expenses of the Administrative Agent, Compass Bank and BBVA Compass accrued through the date of this Agreement (including reasonable accrued legal fees and expenses, to the extent invoiced at least one Business Day prior to the Second Amendment Effective Date, with respect to this Agreement and the Credit Agreement).
Without limiting the generality of the provisions of Section 9.3(c) of the Existing Credit Agreement or the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.
SECTION 5.    Costs and Expenses. The Borrower hereby reconfirms its obligations under Section 10.4 of the Credit Agreement to make payments and reimbursements in accordance with the terms thereof (including with respect to this Agreement).
SECTION 6.    Representations and Warranties. To induce the Administrative Agent and the other Lenders to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the other Lenders on and as of the Second Amendment Effective Date (and after giving effect to the amendments contained in Section 1 of this Agreement, the Incremental Term Loan contained in Section 2 of this Agreement and the other Transactions) that, in each case:
(a)    the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects as of such earlier date);
(b)    no Default or Event of Default exists and is continuing immediately prior to or after giving effect to this Agreement;

(c)    the execution, delivery and performance by such Loan Party of this Agreement have been duly authorized by all necessary corporate and other organizational action and do not and will not require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person other than the authorizations, approvals, actions, notices and filings listed on Schedule 5.3 of the Disclosure Schedules, all of which have been duly obtained, taken, given or made and are in full force and effect on the Second Amendment Effective Date; and
(d)    this Agreement has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms; provided that the enforceability hereof is subject to general principles of equity, principles of good faith and fair dealing and to bankruptcy, insolvency and similar Laws affecting the enforcement of creditors’ rights generally.
SECTION 7.    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)    On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Collateral Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement.
SECTION 8.    Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 9.    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:

NORTHSTAR HEALTHCARE
ACQUISITIONS, L.L.C.

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

HOLDINGS:

NORTHSTAR HEALTHCARE HOLDINGS, INC.

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

PARENT:

NOBILIS HEALTH CORP.

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

LOAN PARTIES:

ATHAS ADMINISTRATIVE LLC
By:	Athas Health LLC, its sole member

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

ATHAS HEALTH LLC
By:	Northstar Healthcare Subco, L.L.C.,
its sole member

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

ATHAS HOLDINGS LLC
By:	Athas Health LLC, its sole member

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

BELLAIRE SURGICAL HOSPITAL HOLDINGS, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

CENTRAL DALLAS MANAGEMENT, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

CENTRAL MEDICAL SOLUTIONS LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

CHANDLER SURGERY CENTER, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

CONCERTIS, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

FIRST NOBILIS HOSPITAL, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

FIRST NOBILIS HOSPITAL MANAGEMENT, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

FIRST NOBILIS, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

FIRST NOBILIS SURGICAL CENTER, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

HERMANN DRIVE SURGICAL HOSPITAL, LP
By:	Northstar Healthcare General Partner, L.L.C.,
its sole general partner

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

HOUSTON MICROSURGERY INSTITUTE, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

MARSH LANE SURGICAL HOSPITAL, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

MOUNTAIN WEST SURGERY CENTER, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

MPDSC, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NHC ARIZONA PROFESSIONAL ASSOCIATES, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NOBILIS ARIZONA HOLDING COMPANY, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NOBILIS HEALTH MARKETING, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NOBILIS SURGICAL ASSIST, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NOBILIS UPTOWN HOLDING, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NOBILIS VASCULAR HOLDING COMPANY, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NOBILIS VASCULAR TEXAS, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NORTH PHOENIX ASC MANAGEMENT, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NORTHSTAR HEALTHCARE GENERAL
PARTNER, L.L.C.

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NORTHSTAR HEALTHCARE LIMITED
PARTNER, L.L.C.

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NORTHSTAR HEALTHCARE MANAGEMENT
COMPANY, LLC
By:	Northstar Healthcare Acquisitions,
L.L.C., its sole member

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NORTHSTAR HEALTHCARE SUBCO, L.L.C.

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NORTHSTAR HEALTHCARE SURGERY
CENTER – HOUSTON, LLC
By:	Northstar Healthcare Acquisitions, L.L.C.,
its sole member

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

NORTHSTAR HEALTHCARE SURGERY
CENTER – SCOTTSDALE, LLC
By:	Northstar Healthcare Acquisitions,
L.L.C., its sole manager

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

ORACLE SURGERY CENTER, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

PEAK NEUROMONITORING ASSOCIATES –
TEXAS II, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

PEAK SURGEON INNOVATIONS, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

PERIMETER ROAD SURGICAL HOSPITAL, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

PHOENIX SURGERY CENTER, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

PREMIER HEALTH SPECIALISTS, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

PSH MANAGEMENT, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

SOUTHWEST FREEWAY SURGERY
CENTER, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

SOUTHWEST FREEWAY SURGERY
CENTER MANAGEMENT, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

SOUTHWEST HOUSTON SURGICAL ASSIST, LLC

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

THE PALLADIUM FOR SURGERY – DALLAS, LTD.
By:	Northstar Healthcare General Partner,
L.L.C., its sole general partner

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

THE PALLADIUM FOR SURGERY – HOUSTON, LTD.

By:	/s/ David Young
Name:	David Young
Title:	Chief Financial Officer

COMPASS BANK, as Administrative Agent, LC Issuing
Lender and Swingline Lender

By:	/s/ Latrice Tubbs
Name:	Latrice Tubbs
Title:	Its Duly Authorized Signatory

LENDERS:

COMPASS BANK, as Lender

By:	/s/ Latrice Tubbs
Name:	Latrice Tubbs
Title:	Its Duly Authorized Signatory

LEGACYTEXAS BANK, as Lender and LC Issuing Lender

By:	/s/ Michael Ansolabehere
Name:	Michael Ansolabehere
Title:	Managing Director, Corporate Banking

FRANKLIN SYNERGY BANK, as Lender

By:	/s/ Lisa Fletcher
Name:	Lisa Fletcher
Title:	Senior Vice President

BOKF, NA dba BANK OF TEXAS, as Lender

By:	/s/ Bianca Andujo
Name:	Bianca Andujo
Title:	Senior Vice President

FIRST TENNESSEE BANK, as Lender

By:	/s/ Grier Powers
Name:	Grier Powers
Title:	Senior Vice President

MIDSOUTH BANK, as Lender

By:	/S/ Kevin Tichenor
Name:	Kevin Tichenor
Title:	Vice President

Exhibit B
(to Amendment No. 2 to Credit Agreement)

Revised Annex A to Credit Agreement

COMMITMENTS
AND APPLICABLE PERCENTAGES

Revolving Credit Lender	Revolving Credit Commitment	Applicable Percentage (Revolving Credit Facility)
Compass Bank	$9,090,909.08	30.303030270%
LegacyTexas Bank	$7,636,363.64	25.454545470%
Bank of America, N.A.	$3,636,363.64	12.121212130%
Franklin Synergy Bank	$3,636,363.64	12.121212130%
First Tennessee Bank	$3,636,363.64	12.121212130%
BOKF, NA dba Bank of Texas	$2,363,636.36	7.878787867%
Total:	$30,000,000.00	100.000000000%

Term A Lender	Term A Loan Commitment	Applicable Percentage (Term A Loan Facility)
Compass Bank	$15,299,242.40	30.303030260%
LegacyTexas Bank	$12,851,363.64	25.454545460%
Bank of America, N.A.	$6,119,696.98	12.121212140%
Franklin Synergy Bank	$6,119,696.98	12.121212140%
First Tennessee Bank	$6,119,696.98	12.121212140%
BOKF, NA dba Bank of Texas	$3,977,803.02	7.878787858%
Total:	$50,487,500.00	100.000000000%

Term B Lender	Term B Loan Commitment	Applicable Percentage (Term B Loan Facility)
Compass Bank	$38,000,000.00	76.000000000%
MidSouth Bank	$12,000,000.00	24.000000000%
Total:	$50,000,000.00	100.000000000%

Exhibit C
(to Amendment No. 2 to Credit Agreement)

Revised Annex C to Credit Agreement

Guarantors

	Guarantor	Jurisdiction
1.	Athas Administrative LLC	Texas
2.	Athas Health LLC	Texas
3.	ATHAS Holdings LLC	Texas
4.	Bellaire Surgical Hospital Holdings, LLC	Texas
5.	Central Dallas Management, LLC	Texas
6.	Central Medical Solutions LLC	Texas
7.	Chandler Surgery Center, LLC	Arizona
8.	Concertis, LLC	Texas
9.	First Nobilis, LLC	Texas
10.	First Nobilis Hospital, LLC	Texas
11.	First Nobilis Hospital Management, LLC	Texas
12.	First Nobilis Surgical Center, LLC	Texas
13.	Hermann Drive Surgical Hospital, LP	Texas
14.	Houston Microsurgery Institute, LLC	Texas
15.	Marsh Lane Surgical Hospital, LLC	Texas
16.	Mountain West Surgery Center, LLC	Texas
17.	MPDSC, LLC	Texas
18.	NHC Arizona Professional Associates, LLC	Arizona
19.	Nobilis Arizona Holding Company, LLC	Arizona
20.	Nobilis Health Corp.	British Columbia
21.	Nobilis Health Marketing, LLC	Texas
22.	Nobilis Surgical Assist, LLC	Texas
23.	Nobilis Uptown Holding, LLC	Texas
24.	Nobilis Vascular Texas, LLC	Texas
25.	Nobilis Vascular Holding Company, LLC	Arizona
26.	North Phoenix ASC Management, LLC	Arizona
27.	Northstar Healthcare General Partner, L.L.C.	Delaware
28.	Northstar Healthcare Holdings, Inc.	Delaware
29.	Northstar Healthcare Limited Partner, L.L.C.	Delaware
30.	Northstar Healthcare Management Company, LLC	Texas
31.	Northstar Healthcare Subco, L.L.C.	Delaware
32.	Northstar Healthcare Surgery Center - Houston, LLC	Texas
33.	Northstar Healthcare Surgery Center – Scottsdale, LLC	Arizona
34.	Oracle Surgery Center, LLC	Arizona
35.	Peak Neuromonitoring Associates - Texas II, LLC	Texas

	Guarantor	Jurisdiction
36.	Peak Surgeon Innovations, LLC	Texas
37.	Perimeter Road Surgical Hospital, LLC	Arizona
38.	Phoenix Surgery Center, LLC	Arizona
39.	Premier Health Specialists, LLC	Arizona
40.	PSH Management, LLC	Texas
41.	Southwest Freeway Surgery Center, LLC	Texas
42.	Southwest Freeway Surgery Center Management, LLC	Texas
43.	Southwest Houston Surgical Assist, LLC	Texas
44.	The Palladium for Surgery - Dallas, Ltd.	Texas
45.	The Palladium for Surgery - Houston, Ltd.	Texas

Exhibit D
(to Amendment No. 2 to Credit Agreement)

Revised Annex D to Credit Agreement

Term A Loan Facility Principal Repayment Schedule

Payment Date	Payment Amount
Each fiscal quarter end from December 31, 2017 through and including December 31, 2018	$656,250.00
Each fiscal quarter end from March 31, 2019 through and including December 31, 2020	$1,312,500.00
Each fiscal quarter end from March 31, 2021 through and including September 30, 2021	$1,968,750.00
Maturity Date for the Term A Loan Facility	The amount equal to the entire remaining principal balance of the Term A Loan

Term B Loan Facility Principal Repayment Schedule

Payment Date	Payment Amount
Each fiscal quarter end from March 31, 2018 through and including September 30, 2022	$625,000.00
Maturity Date for the Term B Loan Facility	The amount equal to the entire remaining principal balance of the Term B Loan